ARMADA FUNDS

This Exhibit A, dated December 4, 2002, is that certain Exhibit A to a Co-Administration and Accounting Services Agreement dated as of August 15, 2000 between the undersigned parties. This Exhibit A supersedes all previous forms of Exhibit A.

Money Market Fund                           Bond Fund
Government Money Market Fund                GNMA Fund
Treasury Money Market Fund                  Pennsylvania Municipal Bond Fund
Tax Exempt Money Market Fund                International Equity Fund
Treasury Plus Money Market Fund             Core Equity Fund
Large Cap Ultra Fund                        Small Cap Growth Fund
Mid Cap Growth Fund                         Equity Index Fund
U.S. Government Income Fund                 Tax Managed Equity Fund
Equity Growth Fund                          Balanced Allocation Fund
Intermediate Bond Fund                      Ohio Municipal Money Market Fund
Ohio Tax Exempt Bond Fund                   Real Return Advantage Fund
National Tax Exempt Bond Fund               Aggressive Allocation Fund
Michigan Municipal Bond Fund                Conservative Allocation Fund
Large Cap Value Fund                        Strategic Income Bond Fund
Small Cap Value Fund                        Small / Mid Cap Value Fund
Limited Maturity Bond Fund                  Short Duration Bond Fund
Total Return Advantage Fund
PA Tax Exempt Money Market Fund


SEI INVESTMENTS GLOBAL FUNDS SERVICES
(FORMERLY KNOWN AS SEI INVESTMENTS MUTUAL FUNDS SERVICES)

By:       SIGNATURE ILLEGIBLE
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Title:    VICE PRESIDENT & ASSISTANT SECRETARY
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NATIONAL CITY BANK

By:       /S/ ANNE RAPACZ-KIMMINS
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Title:    SENIOR VICE PRESIDENT
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ARMADA FUNDS

By:       /S/ TIMOTHY D. BARTO
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Title:    ASSISTANT TREASURER
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